EXHIBIT 99

                                  CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his or her capacity as an officer of PennFed Financial Services, Inc. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such report.

                                     By:  /s/ Joseph L. LaMonica
                                          --------------------------------------
                                          Joseph L. LaMonica
                                          President and Chief
                                          Executive Officer

                                          Date: May 14, 2003


                                     By:  /s/ Claire M. Chadwick
                                          --------------------------------------
                                          Claire M. Chadwick
                                          Executive Vice President,
                                          Chief Financial Officer and Controller

                                          Date: May 14, 2003


                                       30